Exhibit 99.1

Reinsurance Group of America, Incorporated

Investor Presentation for the J.P. Morgan Insurance Conference

March 2015

Safe Harbor

This presentation contains forward -looking statements, including among other things, investment performance, statements relating to projections of the revenue or earnings, and future financial performance and growth potential of RGA and its subsidiaries. Important fact or scould cause actual results and events to differ materially from those expressed or implied by such forward -looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on our liquidity, access to capital, and cost of capital, (2) the impairment of other financial institutions and its effect on our business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to our collateral arrangements, (4) the fact that the determination of allowances and impairments taken on our investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation, or claims experience, (6) changes in our financial strength and credit ratings and the effect of such changes on our future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of our investment securities or result in the impairment of all or a portion of the value of certain of our investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect our ability to make timely sales of investment securities, (12) risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15)the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which we operate, including ongoing uncertainties regarding the amount of United States sovereign debt and the credit rating thereof, (17) competitive factors and competitors’ responses to our initiatives, (18) the success of our clients, (19) successful execution of our entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) our ability to successfully integrate and operate reinsurance business that we acquire, (22) action by regulators who have author it y over our reinsurance operations in the jurisdictions in which we operate, (23) our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers, and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics, or pandemics anywhere in the world where we or our clients do business, (25) changes in laws, regulations, and accounting standards applicable to us, our subsidiaries, or our business, (26) the effect of our status as an insurance holding company and regulatory restrictions on our ability to pay principal and interest onour debt obligations, and (27) other risks and uncertainties described in this presentation and in our other filings with the SEC, including the “Risk Factors set forth in our filings with the Securities and Exchange Commission. Any forward -looking statements speak only as of the date hereof. We do not undertake any obligations to update these forward -looking statements, even though our situation may change in the future.

Capital Allocation

Effective in 1Q 2006, the Company changed its capital allocation methodology from a regulatory-based approach to an economic-based approach. To enhance comparability, all prior period segment results in this presentation have been adjusted to reflect the new methodology. This change in capital allocation does not affect the Company's reported consolidated financial results.

Non-GAAP Measures

RGA uses a non-GAAP financial measure called "operating income" as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company's continuing operations because that measure excludes the effect of net realized capital gains and losses, changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items tend to be highly variable primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of our underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, which management believes is not indicative of the company's ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income.

Additionally, the Company evaluates its stockholder equity position excluding the impact of "Other Comprehensive Income". This is also considered a non-GAAP measure. The Company believes it is important to evaluate its stockholders' equity position to exclude the effect of Other Comprehensive Income since the net unrealized gains or losses included in Other Comprehensive Income primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Reconciliations of non-GAAP measures to the nearest GAAP measures are provided at the end of this presentation.

3

RGA at a Glance

§ RGA is recognized as a high-quality, global provider of risk-transfer and other financial solutions§ RGA helps clients manage risk and capital efficiently & effectively§ RGA is unique as the only pure-play, global life reinsurer§ RGA is a global leader in a concentrated sector top 5 players control 80% of global premiums § RGA has proven expertise in mortality, morbidity, longevity, and structured solutions§ RGA has a unique culture client centric, innovative, collaborative

2014 Operating Income 2014 Premiums

11% 11% U.S. Trad

U.S.

38% USFS 16%

15% APAC

Canada

55% EMEA

11% EMEA

Canada

Asia 18% 25%

RGA is a leader; in reputation, size, market presence, innovation, and client satisfaction

Key Points

“RGA is a major global competitor

Significant presence in all key markets

Leveraging capabilities and expertise across the global platform

“Growth opportunities still abundant

Complex and dynamic regulatory and macroeconomic environment for clients

RGA offers a full solution set to clients

RGA is a unique company

Unique culture client centric, innovative, focused expertise

Large mortality block has strategic and embedded value (EV)

Solid organic growth + excess capital deployment

Flexibility to put “marginal capitalto use in areas with highest returns

RGA is a unique investment

RGA is a Major Global Competitor

One of the top-tier reinsurers that dominate the global landscape

Established in 1973, emerged as a leader in the early expansion period of the industry (1985-2000)

International expansion over 20 years now a well established, seasoned operation

RGA is now leveraging scale, capabilities, and expertise across its global platform

Flexibility to put marginal capital and emphasis in areas with the best opportunities for growth and highest returns

RGA is well-positioned in key markets

Top 10 Global Life and Health Reinsurers

Ranked by 2014 Net Earned Premiums

($ Millions as of December 31, 2014)

Net Earned Rank Reinsurer Premiums

1 Munich Re1 12,707

2 Swiss Reinsurance Company 11,265

3 Reinsurance Group of America 2 8,669

4 SCOR Global Life Re 7,529

5 Hanove r Re 7,130

6 London Re4 3,862

7 General Re3 3,161

8 China Life Re4 2,524

9 Partner Re 1,222

10 PacificLife4 896

1Does not include Munich Health

2Net premiums

3Does not include BHRG results

4 Due to unavailability of 2013 data, we have used 2012 results

5Gross written premiums

Sources: Annual filings, A. M. Best insurance reports

Estimated Market Size and Shares – Individual and Group

Contestable Cessions to June 30, 2013

Tier 1 Reinsurers

Includes RGA

Defined by:

- Global servicing capacity
- Ability to lead at global accounts
- Proposition breadth

Tier 2 Reinsurers

Defined by:

- Nearly global, multi-regional
- Ability to service complex buyers

Tier 3 Reinsurers

Defined by:

- Relative size
- Narrower proposition
- Limited coverage



Individual New Cessions
(US$2.3b, % market share)
Group Total Cessions
(US$6.3b, % market share)
2013
2014
1.4b
1.3b
3.4b
3.5b
60%
58%
25%
27%
15%
15%
22%
23%
22%
21%
56%
56%
Tier 1
Tier 2
Tier 3
Tier 3
Tier 2
Tier 1

Tier 1 reinsurers account for 60% of contestable cessions for individual business within our sample, with broadly equal shares. The 'Global Six' account for ~85% of global contestable individual new cessions, and nearly 80% of total contestable group cessions. Tier 2 competitors saw a lift in retail share.

Anticipated market share by reinsurer tier was derived from contestable cessions ceded by insurers within the sample.
Source: NMG Consulting, Life & Health Reinsurance Programme 2011-12, Global Overview.

8

Clients face a complex and dynamic regulatory and macro-economic environment

RGA “s robust “solution sethelps serve clients holistically

RGA “s Global Financial Solutions (GFS) unit is a distinct growth driver, and a complementary part of the solution set

Select opportunities in mature markets through product expansion (LTC, Group) and deeper client relationships

Developing markets have growing populations and protection needs, low reinsurance penetration, demand for product development

Emerging opportunities: longevity, alternative distribution support

In the right places, with the necessary skills

ATruly Global Competitor

Substantial presence in markets where our multinational clients have significant operations

Canada

Ireland

United Kingdom

Netherlands

Poland

Germany

France

Italy

United States

Turkey

China

Japan

South Korea

Spain

Taiwan

Hong Kong

United Arab Emirates

India

Singapore

Malaysia

Bermuda

Australia

New Zealand

Barbados

Mexico

SouthAfrica

RGA is a global leader serving multinational and domestic clients in more than 60 countries

Expanding Global Presence

Non-U.S. and Latin America Premiums as a % of RGA

50%

45% 45% 45% 45% 45% 42% 42% 43% 42% 40% 39% 37% 10% 10% 11% 12% 11% 12% 12% 11% 35% 34% 32% 10% 9% 30% 28% 8% 8% 25% 19% 18% 18% 18%

9% 18%

12% 14% 15% 19% 18% 18% 20% 10% 15% 8% 10%

11% 14% 14% 14% 14% 14% 13% 15% 15% 15% 16% 13% 13% 5% 0% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Europe, Middle East & Africa Asia Pacific Canada

Note: Figures exclude Corporate segment.

Global Financial Solutions (GFS)

For clients, GFS helps manage financial risks and capital

Financial reinsurance, asset intensive, and longevity

Complex structured transactions that consider local regulator, tax, issues

“RGA has a 20+ year track record in the business

A key part of RGA“s solution set, well integrated into the global platform; demand is strong worldwide

For RGA GFS , delivers strong returns, high-quality earnings

Asset Intensive business is mostly closed blocks, well matched

Capital efficient, low incremental capital needed

Uncorrelated with Mortality/Morbidity lines

Longevity is a significant market opportunity

Life reinsurers have a unique position given their in-force, data, expertise

Asia “A Significant Opportunity

Mature markets such as Japan have low reinsurance penetration

Developing markets have favorable demographics, emerging insurance needs

High net worth demand also increasingly important

Competition known global players

RGA has a leading market share across the region

2014 premiums were up 6 ( %) terms 11% in constant currency , helped by acceleration in Japan and Korea

Margins and returns are attractive

RGA has a leading franchise, strong reputation, established footprint I Asia

EMEA More Transactional, But Vibrant

§ Premiums up 13% in 2014 (10% in constant currency), reflecting increases in both biometric and longevity transactions

§ GFS transactions are driving premiums in advance of Solvency II

§ Biometric risk opportunities are situational in Continental Europe

§ Continued support of large multi-national clients is important

§ U.K. protection market has stabilized, is producing solid profits, but remains competitive

§ UK Longevity market is very active, RGA is a recognized player

RGA is a Unique Company

The only pure-play, publicly traded life/health reinsurer

High client satisfaction, value-added services (facultative & automated underwriting)

Deep and experienced management team

Entrepreneurial, innovative, collaborative culture

Technology -driven solutions, leading edge actuarial/medical research

Large mortality block is a valuable asset intrinsically (embedded value) and strategically (hedge to client longevity exposure)

Pure-play, global risk transfer leader

NMG Consulting Studies, Business Capability Index 2013

Average: 67.8 (2012); 69.4 (2013)

D E

B A

C

As at December 31, 2013 RGA was again the top-rated reinsurer on BCI globally. The average BCI rating lifted by 1.5 points (significant given the size of the respondent sample) .

Two competitors now have a BCI rating above 70 points.

65 70 75

[2013: 1162 (862)]

Note: Figuresin[ ] show no.of respondents andno.of insurers in(), respectively. 16

Experienced Executive Management Team

Years Experience

Name Postion In Industry(1) With RGA(2) A. Greig Woodring President, Chief Executive Officer, and Director 38 35

Jack B. Lay Sr. EVP and Chief Financial Officer 23 20 Donna H. Kinnaird Sr. EVP and Chief Operating Officer 30 2 Anna Manning Sr. EVP, Global Structured Solutions 32 7 Alain P. Neemeh Sr. EVP, Global Life and Health Markets 17 17 Paul A. Schuster Sr. EVP, Head of Europe, Middle East & Africa 37 23 Scott D. Cochran EVP, Global Acquistions 19 9 Brendan J. Galligan EVP, Alternative Distribution 35 23 Todd C. Larson EVP, Global Chief Risk Officer 20 19 John P. Laughlin EVP, Global Financial Solutions 31 19 Robert M. Musen EVP, Chief of Staff 36 14 Allan O’Bryant EVP, Head of Asia Markets & TOM 26 4 Paul Nitsou EVP, Global Accounts 29 18 Mark Showers EVP, Chief Information Officer 5 5 Gay Burns EVP, Chief Human Resources Officer 21 3

(1) Includes experience in life insurance and life reinsurance industries

(2) Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company

Timely Topics

Q4 and 2014 results were strong

Diversity of profits by geography and product

Balanced capital deployment and return of excess to shareholders

Organic premium growth of 7% (in constant currency)

Organic growth andnew business activity is strong

Asia “flowbusiness remains vibrant

EMEA growth is more “transactional”, in advance of Solvency II

Global Financial Solutions (GFS) has strong momentum across products/regions

RGA“s recent global acquisition and capital management activity

Recent in-force blocks meet return expectations, are within areas of expertise

Excess capital position at year-end 2014 rose to $1.2 billion from $600 mil. at Q3

Embedded value and retrocession transactions increase capital flexibility and efficiency

Timely Topics

Competitive dynamics

U.S. Traditional market competitive but rational

Canada cession rates holding, competition is organized

EMEA strong transactional activity

Asia flows strong, margins attractive

Macro challenges likely to be more pervasive in 2015

Low interest rates likely to further pressure portfolio yields

Variable income, including bond & mortgage prepayments, are unlikely to match the recent run-rate

Weak foreign currencies are expected to be a negative influence

Alternative capital “not expected to be a significant threat

Australia “is developing in line

“RGA is working to improve financial results, force change in industry, prepare for opportunities

Attractive EPS Growth, Financial Returns

Core North American business provides a solid base of predictable earnings, moderate growth, excess capital generation

Higher growth areas, Asia, GFS, EMEA, collectively provide organic growth of 10%

RGA—solid organic growth, stable gross margins, excess capital deployment

EPS growth 2009-2014 was 9.3%

Headwinds (interest rates, FX, Australia) have had a negative effect on EPS and ROE

Excess capital generation provides a boost to returns through deployment or return of capital

ROE expected to be 11%—12% over the intermediate term

Above-average return potential

Strong Revenue Growth

($ Millions)

Key Messages

12,000

§ Consistent growth

§ Some headwinds 10,000 remain from lower interest rates

8,000

§ Total revenues reflect strong growth in Global

Financial Solutions 6,000

4,000

2,000

“

2010 2011 2012 2013 2014

Premiums Other Revenues

Reflects strong organic growth.

Consolidated Operating Income per Share1

Key Messages

§ Long track record of producing strong earnings§ 2013 reflects charge in Australia§ Intermediate projected growth rate of 5%—8% assumes continued low interest rate environment

$10.00 $9.12 $9.00

$8.00 $7.48**

$7.48 2

$6.96 $7.00 $6.55 harge $6.23 C $6.00 AUS

2Q

$5.00 $4.95 $4.00

$3.00 $2.00 $1.00

$0.00

2010 2011 2012 2013 2014

* 4-year CAGR 8.4% assuming normalized EPS (2014 $8.30; 2010 $5.88)

** Excludes Australia reserve charge

1Please refer to “Reconciliations of Non-GAAP Measuresat the end of this presentation. 2Excludes $184 million after-tax charge in Australia (2Q13) .

Operating Return on Equity 1

Key Messages

14%

§ Strong, stable operating 12% ROE trend except 2013§ 2013 reflects charge in

10%

Australia

§ Intermediate target range 8% 11% -12%§ Potential tailwinds 6%§ GFS transactions

4%

§ International growth

§ Improving portfolio 2% yields

0%

2009 2010 2011 2012 2013 2014

1Please refer to “Reconciliations of Non-GAAP Measuresat the end of this presentation. 23

RGA “A Long Track Record of Success

Book Value Per Share (ex-AOCI) 1

$90 $78.03 $80 $69.66 $70 $64.95 $60 $57.25 $52.80 $50 $41.01 $45.86 $40.36 $40 $36.59 $34.06 $31.08 $30 $20 $10 $0 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 4Q13 4Q14

1Book value excludes other comprehensive income. Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measuresat the end of this presentation.

Continuous increase in value

Book Value Growth Ranking Five Years

Book Value Per Share (ex-AOCI) Total Return Growth 1

16%

AFL 14%

12% GA R

PL

10% AIZ

CNO SFG

8% SYA TMK UNM LNC

PRU

6% PFG MET

4% 2% 0%

1Cagr growth of book value plus dividends. 12/31/09 12/31/14

Source: SNL

Please refer to “Reconciliations of Non-GAAP Measuresat the end of this presentation

Total Payout Ratio RGA vs. Life Insurance Industry

80.0%

70.0%

60.0%

RGA $320M 50.0% return of capital would 40.0% match projected 30.0% industry ratio

20.0%

10.0%

0.0%

2010 2011 2012 2013* 2014

Industry Average RGA

Excess capital generation is more prominent

Source: SNL

1Excludes $184 million Australia charge in 2Q13; based upon “normalizedEPS of $8.20 in 2014 26

Summary

“RGA is well-positioned in key global markets, and we see strong overall demand for our products and services

RGA is leveraging its unique combination of knowledge, skills, and full solution set across its global platform

RGA can be opportunistic and flexible in shifting marginal capital and emphasis to areas of greatest demand and highest returns

RGA is intent on delivering an attractive, balanced combination of growth, profitability, and shareholder returns

RGA is a unique investment

Appendix Reconciliation of Non-GAAP Measures

RGA®

Financial Performance

Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ in millions)

U.S. & LATIN AMERICA TRADITIONAL OPERATIONS

	2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops	380.8	367.3	374.4	377.6	351.6
Realized Capital (Gains) / Losses	(25.1)	(41.8)	0.3	(3.1)	(4.5)
Change in MV of Embedded Derivatives(1)	-	(2.4)	2.0	(1.9)	3.1
Pre-tax Operating Income	355.7	323.1	376.7	372.6	350.2

U.S. & LATIN AMERICA ASSET-INTENSIVE

	2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops	130.9	35.3	235.6	200.3	250.7
Realized Capital (Gains) / Losses (1)	(34.9)	(42.3)	(80.8)	131.0	61.0
Change in MV of Embedded Derivatives(1)	(30.7)	77.1	(45.7)	(165.2)	(112.7)
Pre-tax Operating Income	65.3	70.1	109.1	166.1	199.0

U.S. & LATIN AMERICA FINANCIAL REINSURANCE

	2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops	17.5	26.3	32.7	45.3	52.3
Realized Capital (Gains) / Losses	0.1	0.1	0.2	0.4	0.1
Pre-tax Operating Income	17.6	26.4	32.9	45.7	52.4

TOTAL US & LATIN AMERICA OPERATIONS SEGMENT

	2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops	529.2	428.9	642.7	623.2	654.6
Realized Capital (Gains) / Losses(1)	(59.9)	(84.0)	(80.3)	128.3	56.6
Change in MV of Embedded Derivatives(1)	(30.7)	74.7	(43.7)	(167.1)	(109.6)
Pre-tax Operating Income	438.6	419.6	518.7	584.4	601.6

(1) Net of DAC offset

29

Financial Performance

Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ in millions)

CANADA OPERATIONS

2010 2011 2012 2013 2014 GAAP Pre-Tax Income—Cont Ops 121.7 165.0 187.0 164.3 101.7 Realized Capital (Gains) / Losses (8.7) (21.8) (27.7) (16.6) (3.2) Pre-tax Operating Income 113.0 143.2 159.3 147.7 98.5

EUROPE, MIDDLE EAST & AFRICA OPERATIONS

2010 2011 2012 2013 2014 GAAP Pre-Tax Income—Cont Ops 62.0 69.3 61.0 74.6 161.6 Realized Capital (Gains) / Losses (1.9) (5.9) (11.1) (3.5) (24.7) Non-investment derivatives (0.5) Pre-tax Operating Income 60.1 63.4 49.9 71.1 136.4

ASIA-PACIFIC OPERATIONS

2010 2011 2012 2013 2014 GAAP Pre-Tax Income—Cont Ops 80.9 52.7 52.0 (226.6) 102.3 Realized Capital (Gains) / Losses (5.4) (3.2) (8.4) 8.3 4.4 Pre-tax Operating Income 75.5 49.5 43.6 (218.3) 106.7

CORPORATE & OTHER SEGMENT

2010 2011 2012 2013 2014 GAAP Pre-Tax Income—Cont Ops 12.4 47.7 (23.5) (0.2) (11.7) Realized Capital (Gains) / Losses (0.2) 13.4 (2.0) 6.4 10.3 Gain on Debt Repurchase - (65.6)—(46.5) -Loss on Retirement of PIERS - 4.4 — -Non-investment derivatives — — 0.1

Pre-tax Operating Income 12.2 (0.1) (25.5) (40.3) (1.3)

RGA®

Financial Performance

GAAP / Operating Income and EPS Reconciliations ($ in millions)

RGA CONSOLIDATED

	2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops	806.2	763.6	919.2	635.3	1,008.5
Realized Capital (Gains) / Losses(1)	(76.1)	(101.5)	(129.5)	122.9	43.4
Change in MV of Embedded Derivatives(1)	(30.7)	74.7	(43.7)	(167.1)	(109.6)
Gain on Debt Repurchase	-	(65.6)	-	(46.5)	-
Loss on Retirement of PIERS	-	4.4	-	-	-
Non-Investment Derivatives	-	-	-	-	(0.4)
Pre-tax Operating Income	699.4	675.6	746.0	544.6	941.9

	2010	2011	2012	2013	2014
GAAP After-Tax Income - Cont Ops	535.7	546.0	631.9	418.8	684.0
Realized Capital (Gains) / Losses(1)	(50.3)	(69.2)	(87.1)	78.4	25.5
Change in MV of Embedded Derivatives(1)	(20.0)	48.6	(28.4)	(108.6)	(71.2)
Gain on Debt Repurchase	-	(42.6)	-	(30.2)	-
Loss on Retirement of PIERS	-	2.8	-	-	-
Non-Investment Derivatives	-	-	-	-	(0.3)
After-tax Operating Income	465.4	485.6	516.4	358.4	638.0

(1) Net of DAC offset

CONSOLIDATED EPS RECONCILIATION

Per Diluted Share Basis

	2010	2011	2012	2013	2014
GAAP Net Income	$ 7.17	$ 7.37	$ 8.52	$ 5.78	$ 9.78
Realized Capital (Gains) / Losses	(0.67)	(0.94)	(1.18)	1.09	0.36
Change in MV of Embedded Derivatives	(0.27)	0.65	(0.38)	(1.50)	(1.02)
Gain on Debt Repurchase	-	(0.57)	-	(0.42)	-
Loss on Retirement of PIERS	-	0.04	-	-	-
Non-Investment Derivatives	-	-	-	-	-
Operating EPS from Cont. Operations	$ 6.23	$ 6.55	$ 6.96	$ 4.95	$ 9.12

31

Financial Performance

StockholdersEquity Reconciliation ($ in millions)

2010 2011 2012 2013 2014

GAAP Stockholders’ Equity $4,765.4 $ 5,818.7 $ 6,910.2 $ 5,935.5 $ 7,051.3 FAS 115 Equity Adjustment 651.4 1,419.3 1,877.6 820.2 1,624.8

Foreign Currency Adjustment 255.3 229.8 267.5 207.1 81.8

Unrealized Pension (14.6) (31.0) (36.2) (21.7) (21.7) Equity Excluding OCI $ 3,873.3 $ 4,200.6 $ 4,801.3 $ 4,929.9 $ 5,366.4

GAAP Stockholders’ Average Equity $ 4,254.6 $ 5,140.1 $ 6,328.0 $ 6,308.9 $ 6,521.3

FAS 115 Average Equity Adjustment 462.4 914.6 1,636.9 1,290.2 1,282.3 Foreign Currency Adjustment 218.1 249.1 252.3 216.8 158.5

Unrealized Pension (15.7) (17.4) (31.2) (32.4) (21.1) Average Equity Excluding OCI $ 3,589.8 $ 3,993.8 $ 4,470.0 $ 4,834.3 $ 5,101.6

Operating ROE—GAAP Stockholders’ Equity 11% 9% 8% 6% 10% Operating ROE—Excluding OCI 13% 12% 12% 7% 13%

Financial Performance

Pre-Tax Operating Income ($ in millions)

Book Value per Share Reconciliation

2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 1993 Book value per share $ 102.53 $ 83.87 $ 93.47 $ 79.31 $ 64.96 $49.87 $ 33.54 $48.70 $43.64 $41.38 $ 36.50 $ 31.33 $24.72 $20.30 $7.15 Less: effect of FAS 115 23.63 11.59 25.40 19.35 8.88 1.43 (7.62) 5.05 5.46 5.92 3.92 2.74 2.08 (0.01) (0.08) Less: effect of CTA 1.19 2.93 3.62 3.13 3.48 2.80 0.35 3.43 1.77 1.40 1.50 0.86 0.01 (0.12) 0.01 Less: effect of Pension Benefit (0.32) (0.31) (0.50) (0.42) (0.20) (0.22) (0.20) (0.14) (0.18) Book value per share excluding OCI $ 78.03 $ 69.66 $ 64.95 $ 57.25 $ 52.80 $45.86 $ 41.01 $40.36 $36.59 $34.06 $ 31.08 $ 27.73 $22.63 $20.43 $7.22

Reinsurance Group of America, Incorporated